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*"The Trusted Marketplace for Pharmacies"*


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# Corporate Presentation August 2020

# Safe Harbor Statement

The information set forth herein contains forward-looking statements. Forward-looking statements include all statements that do not relate solely to historical or current facts, including, but not limited to, statements regarding future operations, financial results, cash flows, costs and cost management initiatives, plans, expectations, projections, timelines, and operational and strategic initiatives, and can also be identified by the use of words like “will”, “may,” “can,” “could,” “should,” “predict,” “aim,” “potential,” “continue,” “opportunity,” “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident,” “scheduled,” or similar expressions. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors. These risk factors and others are included from time to time in documents Trxade Group, Inc. files with the Securities and Exchange Commission (SEC), including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks and other filings with the SEC, available at the SEC's website at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on Trxade Group, Inc.’s future results.

Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Trxade Group, Inc.’s business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Except as required by law, Trxade Group, Inc. expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance.

In this document, we may rely on and refer to information regarding our industry and the market for our products and services in general from market research reports, analyst reports and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

The information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy any securities of Trxade Group, Inc., nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

**Use of Non-GAAP Financial Information**

This presentation discusses “EBITDA” (earnings before interest, taxes, depreciation and amortization) and “Adjusted EBITDA” (EBITDA plus share in equity loss on investment and stock-based compensation). These measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. EBITDA and Adjusted EBITDA are presented because we believe they provide additional useful information to investors due to the various noncash items during the period. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: EBITDA and Adjusted EBITDA do not reflect cash expenditures, future requirements for capital expenditures, or contractual commitments; EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, working capital needs; and EBITDA and Adjusted EBITDA do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments. Although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Additionally, other companies in our industry may calculate EBITDA and Adjusted EBITDA differently than Trxade Group, Inc. does, limiting its usefulness as a comparative measure. See appendix for reconciliation of these amounts to GAAP.

# TRxADE Corporate Timeline

- **2010** - Founded by Suren Ajjarapu (CEO) and Prashant Patel (COO & president), investing a total of ~$5.5M of their own capital
- **2013** - Software development completed, and first customer secured
- **2013** - Launched second service to help pharmaceutical distributors' better source their pharmaceutical needs within a highly structured single platform
- **2014** – Began trading as public company TRXD
- **2014** - Launched "RxGuru" to bring product information on a just-in-time basis to member base
- **2017** – First quarter of profitability
- **2018** - Acquired Community Specialty Pharmacy, an accredited independent retail pharmacy with a focus on specialty medications
- **2019** – Acquired Bonum Health Assets
- **2020** – Uplisted to NASDAQ: MEDS, sale of $5 million of securities in underwritten offering of 0.8M shares at $6.50

**Pharmacies Secured:** **1,000** **5,000** **8,000** **11,400**

# About TRxADE Group, Inc.

***TRxADE is a technology & services company focused on a more effective process for purchasing and delivering prescription drugs to independent pharmacists & consumers***

## An Online Pharmaceutical Supply Chain Marketplace

- **Market Leader:** Operates the largest technology platform serving the pharmaceutical supply chain (similar to eBay or Kayak-style platform)
- **Disruptive Innovation:** Significantly lowering drug costs via a proprietary technology platform
- **Growing Rapidly:** Grew revenues 94% in 2019 & added +3,200 pharmacies to a total of 11,725
- **Profitable:** Positive operating profits in 9 of the last 11 quarters with strong margins
- **Robust Balance Sheet:** $4.2 million in cash with limited debt
- **Experienced Management:** Management and Directors own ~54% of shares outstanding

B2B

### Business to Business

Robust procurement technology platform that delivers lower cost, more transparent fulfillment process for independent pharmacists compared to industry norms

B2C

### Business to Consumer

Turnkey service through a retail mail order specialty pharmacy, wholesale operations as drugs are increasingly ordered & delivered directly to consumers

| TRxADE Group, Inc. (NASDAQ: MEDS) | |
|---|---|
| Share Price[1] | $5.52 |
| Market Cap[1] | $44.5M |
| Revenues (TTM)[3] | $12.8M |
| Gross Margin (TTM)[3] | 48.5% |
| Net Income (TTM)[3] | $(0.8)M |
| Q2 Adj. EBITDA [4] | $501K |
| Cash[2] | $4.2M |
| Debt[2] | $0.2M |
| Shares O/S[2] | 8.1M |
| Float [2] | 3.7M |
| Headquarters | Land O' Lakes, FL |
| Management Ownership[2] | 54% |

1) As of August 26, 2020.
2) As of the quarter ended June 30, 2020.
3) TTM = Trailing twelve months ended June 30, 2020.
4) Adj. EBITDA is a non-GAAP term, net income before interest, taxes, depreciation and amortization as well as share in equity loss on investment and stock-based compensation. See appendix for reconciliation to GAAP.

# Pharmaceutical Market Overview

## U.S. Pharmaceutical Industry[1]

- $330 billion per year industry
- Over 65,000 pharmacy facilities & hundreds of state-licensed suppliers
- Excluding several large national chains, there are ~24,000 independent pharmacies in the U.S. that represent ~20% of all drug purchases (~$93 Billion)
- Average annual sales per pharmacy are approximately $3.5 million[2] & owners (typically 50+ years old) are looking for both more revenue channels & profits; as many prescriptions filled at independent pharmacists are done at a **LOSS** for the pharmacist

**Independent Pharmacy Nationwide Footprint[1]**


Growth Opportunity
12,275
11,725
Trxade Users

**Projected North America ePharmacy Market[3]**
(USD Billion)


2014 – 2025 CAGR of 14.8%
11.63
12.42
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
U.S.
Canada

1) Global Data
2) www.pbahealth.com
3) Grandview Research

# Market Dynamics

## Problem

- The existing market for prescription drugs is both large & growing; yet highly inefficient & costly
- Large pharmacy benefit managers (PBM), wholesalers & retail chains stifle competition to capture significant excess margin at the cost of the consumer, employers & government
- Suppliers, particularly the big 3 wholesalers (AmerisourceBergen Corporation, Cardinal Health & McKesson Corporation), often reprice/restock inventory daily


BIG PHARMA,
BIG GREED

## Solution

- TRxADE platform allows independent pharmacies to analyze "up-to-the-minute" supply & pricing on a cost-effective basis
- Increases transparency, while decreasing cost & time for independent pharmacies

# Divisions of TRxADE Group, Inc.

TRxADE
Marketplace Platform



B2B
B2C

Community Specialty Pharmacy

Bonum Health

Integra Pharma Solutions

*Chart is purely illustrative and not representative of the Company's revenue mix*

# Divisions: TRxADE Marketplace

## A Trusted Online Marketplace for the Pharmaceutical Supply Chain

The TRxADE Marketplace Platform utilizes a proprietary database & algorithms to identify pharmaceutical products that are likely to be in short supply & delivers them to independent pharmacies.

Marketplace Platform



- Lower cost, more transparent fulfillment process for independent pharmacists compared to industry norms
- "Up-to-the-minute" supply & pricing on a cost-effective basis
- Historically reduces a pharmacy's total annual purchase costs up to 7 - 10%

**11,700+ Pharmacies***
Buying community benefits from our buying power

**Up to 50-90%**
in cost savings

**520+**
Hours saved annually

*As of May 2020
Company estimates

# Divisions: TRxADE Marketplace (cont'd)

**11,700+ Pharmacies**

- **Economies of scale** for purchase prices from large community of pharmacies purchases
- **No membership or transaction fees**
- **Eliminates negative reimbursement** – occurs when the beneficiary cost sharing (coinsurance/deductible), exceeds the reimbursement due to the provider

**Safe, secure and easy** to use web-based platform



**Price transparency** - Simple layout allows pharmacies to compare drugs offered by various suppliers & select the best deals

Access to **multiple supplier sources**

# Divisions: Integra Pharma Solutions

## Pharmaceutical Supplier of Quality Rx Products at Significant Savings

Integra Pharma Solutions is the pharmaceutical supplier of choice for healthcare organizations of all sizes. The Company's expertise in the distribution of products extends to all healthcare markets including Government Organizations, Hospitals, Clinics, and Independent Pharmacies nationwide.

INTEGRA PHARMA SOLUTIONS


EMERGENCY

- Currently in VAWD (Drug Distributor Accreditation) Pending Status
- Core Competencies in pharmaceuticals, diabetic supplies, veterinary and more
- $800K+ in Awards from the US Department of Veterans Affairs
- 23K+ SKUs
- 500+ MFRs
- 60+ Supply Partners



# Divisions: Bonum Health

**Access to Board-Certified Providers & Health Assessment Tools, from Anywhere**

Individually or through an employer sponsored program, patients can access board-certified medical providers nationwide using the Bonum Health mobile app, website or in the future, pending the outcome of pilot programs and a further roll-out, by visiting a Bonum Health Hub.

- Provides patients with 24/7/365 healthcare availability, with no insurance and long-term contracts necessary
- Telehealth services have expanded to supplemental offerings including Telemedicine, Hearing, Dental and Vision (coming soon)
- Offers Telehealth services to employers to provide health coverage to their employees without requiring health insurance
- Smart Technology and Bluetooth give Doctors and Specialty Providers the capability to view vitals via several integrations (FitBit, iHealth, Etc.)
- Dashboard to view past Doctor and Specialty Providers visits, keep track of appointments, care community and track vitals


BONUM
HEALTH

BONUM+ HEALTH


A La Carte Products
BONUM HEALTH
Need to speak to a doctor? Click below

**NEW - Health technology bundle, Bonum Health+**

# Divisions: Direct to Consumer Sites

## Sale of Products Direct to Consumers

COMMUNITY SPECIALTY PHARMACY

Specialized care for patients suffering from chronic conditions with a focus on rare or difficult to find medications including oral medications, self-injectables and other supportive therapies.

- Medication therapy management (MTM) services
- Coordination of prior authorization (PA) with insurance companies
- Partnerships with telehealth vendors to improve patient access to care
- Consult providers with recommendations on drug therapy and improving outcomes



# Key Operating Metrics

## The main drivers of our growth strategy are simple...



Total Independent Pharmacies on TRxADE Platform
9,086
9,318
9,567
9,978
10,315
10,630
10,930
11,236
11,725
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020



Average Number of Quarterly Purchases Per Pharmacy
8.5
8.7
9.1
9.9
10.1
10.4
10.5
11.6
10.3
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020



Average Quarterly Purchase Size Per Pharmacy
$3,782
$3,914
$3,729
$3,720
$3,885
$3,884
$4,045
$4,626
$4,301
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020

...Increase the number of independent pharmacies...

...Increase the number of purchases per pharmacy...

...Increase the average amount spent per pharmacy...

# Selected Financials

- **Rapid Growth:** 94% YoY growth in FY2019 with strong sequential growth
- **High Margin:** Revenue from transaction fees (Credit Card/PayPal model) does not include the drugs value (over $100M annually), hence "tech like margins"
- **Built-Out Platform:** Continued platform development is always ongoing, but requires minimal capital investment on a go-forward basis
- **Positive Adj. EBITDA:** $500K in adjusted EBITDA in Q2 2020*
- **Strong Balance Sheet**: $4.2 million in cash with limited debt provides strong foundation for growth

| (USD $ in Millions) | TTM June 30, 2020 | TTM June 30, 2019 |
|---|---|---|
| Revenue | $12.8 | $5.6 |
| Gross Profit | $6.2 | $4.0 |
| Operating Income | $(0.2) | $0.1 |
| **Net Income (Loss)** | $(0.8) | $0.1 |
| **(USD $ in Millions)** | **June 30, 2020** | **June 30, 2019** |
| Cash & Cash Equivalents | $4.2 | $0.5 |
| Debt | $0.2 | $0.5 |

**Annual Revenue Growth**

(USD $ in Thousands)


$806
$956
$1,496
$4,992
$2,482
$2,931
$3,832
$7,436
2012
2013
2014
2015
2016
2017
2018
2019

*Adj. EBITDA (Loss) is a non-GAAP term, net income before interest, taxes, depreciation and amortization as well as share in equity loss on investment and stock based compensation. See appendix for a reconciliation of these amounts to GAAP.

# Management



**Suren Ajjarapu, Chairman of the Board, Chief Executive Officer and Secretary.**

Mr. Ajjarapu has served as Chairman of the Board, Chief Executive Officer and Secretary since our acquisition of Trxade Group, Inc., a Nevada corporation ("Trxade Nevada") (our predecessor company) on January 8, 2014, and as the Chairman of the Board, Chief Executive Officer and Secretary of Trxade Nevada since its inception. Mr. Ajjarapu has also served as Chairman of the Board for Feeder Creek Group, Inc., since March 2018. Feeder Creek Group, Inc. is a company involved in developing renewable natural gas sites in Iowa. Mr. Ajjarapu was a Founder, CEO and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a biofuels company (AMTX.OB) and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from 2006 to 2009. Mr. Ajjarapu was Co-Founder, COO, and Director Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University, Brookings, South Dakota, and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.



**Prashant Patel, Director, President and Chief Operating Officer**

Mr. Patel has served as our full-time President and COO, and as a director, since our acquisition of Trxade Nevada on January 8, 2014, and as the COO and President and as a director of Trxade Nevada since its inception. Mr. Patel is a registered pharmacist and pharmaceutical consultant with over ten years of experience in retail pharmacy and pharmaceutical logistics and the founder of several pharmacies in the Tampa Bay, Florida area. Mr. Patel has been a President and Member of the Board of Trxade Nevada since August 2010. Since October 2008, Mr. Patel has been Managing Member of APAA LLC, a pharmacy. Since April 2007, Mr. Patel has been a Vice President of Holiday Pharmacy, Inc., a pharmacy. Mr. Patel graduated from Nottingham University School of Pharmacy and practiced in the United Kingdom before obtaining his masters in Transport, Trade and Finance from Cass Business School, City University, United Kingdom.



**Howard A. Doss, Chief Financial Officer**

Mr. Doss has served as the CFO of Trxade Group, Inc. since January 2014. Mr. Doss has served in a variety of capacities with accounting and investment firms. He joined the staff of Seidman & Seidman (BDO Seidman, Dallas) in 1977 and, in 1980, he joined the investment firm Van Kampen Investments, opening the firm's southeast office in Tampa, Florida in 1982. He remained with the firm until 1996 when he joined Franklin Templeton to develop corporate retirement plan distribution. After working for the Principal Financial Group office in Tampa, Florida, Mr. Doss was City Executive for U.S. Trust in Sarasota, Florida, responsible for high net worth individuals. He retired from that position in 2009. He served as CFO and Director for Sansur Renewable Energy an alternative energy development company, from 2010 to 2012. Mr. Doss has also served as President of STARadio Corp. since 2005. Mr. Doss is a member of the America Institute of CPA's. He is a graduate of Illinois Wesleyan University

# Key Takeaways (NASDAQ: MEDS)

**TRxADE** is a technology and services company focused on a more effective process for purchasing and delivering prescription drugs to independent pharmacists and consumers.

**A Tech-Enabled Pharmaceutical Supply Chain Marketplace**

- **Market Leader:** Operates the largest technology platform serving the pharmaceutical supply chain (similar to an eBay or Kayak-style platform)
- **Innovator:** Significantly lowering drug costs via a proprietary technology platform
- **Built-Out Platform:** Platform development requires minimal capital investment on a go-forward basis
- **Expansion:** Further expansion to address new market opportunities to leverage TRxADE's industry expertise & network of 11,700+ independent pharmacy partners
- **Profitable:** Positive operating profits in 9 of the last 11 quarters with tech-like margins
- **Rapidly Growing:** Grew revenues 94% in 2019 with over 3,200 new pharmacy users
- **Robust Balance Sheet:** $4.2 million in cash with limited debt
- **Experienced Management:** Management and Directors own ~54% of shares outstanding

**Annual Revenue Growth**

(USD $ in Thousands)



$806
$956
$1,496
$4,992
$2,482
$2,931
$3,832
$7,436
2012 2013 2014 2015 2016 2017 2018 2019

# Contact


TRADE

**Investor Relations Contact**
**Greg Falesnik**
**Luke Zimmerman**
MZ North America
Main: 949-259-4987
MEDS@mzgroup.us
www.mzgroup.us

**TRxADE Group, Inc.**
3840 Land O' Lakes Boulevard
Land O'Lakes, FL 34639
(800) 261-0281

**www.trxadegroup.com**

www.trxade.com

www.rxintegra.com

www.bonumhealth.com

www.comsprx.com

# Appendix:
# Consolidated Balance Sheets

| | | June 30, 2020 | | December 31, 2019 |
|---|---|---|---|---|
| **Assets** | | | | |
| **Current Assets** | | | | |
| Cash | $ | 4,151,044 | $ | 2,871,694 |
| Accounts Receivable, net | | 3,544,381 | | 792,050 |
| Inventory | | 1,818,874 | | 56,761 |
| Prepaid Assets | | 300,067 | | 82,452 |
| Deposits for Inventory purchases | | 309,000 | | - |
| Total Current Assets | | 10,123,366 | | 3,802,957 |
| **Property Plant and Equipment, Net** | | 151,397 | | 174,987 |
| **Other Assets** | | | | |
| Deposits | | 21,636 | | 21,636 |
| Deferred Offering Costs | | - | | 88,231 |
| Right of use leased assets | | 709,911 | | 757,710 |
| Goodwill | | 725,973 | | 725,973 |
| **Total Assets** | $ | 11,732,283 | $ | 5,571,494 |
| **Liabilities and Shareholders' Equity** | | | | |
| **Current Liabilities** | | | | |
| Accounts Payable | $ | 272,148 | $ | 334,614 |
| Accrued Liabilities | | 349,850 | | 98,852 |
| Current Portion Lease Liabilities | | 94,253 | | 87,350 |
| Customer Deposits | | 3,574 | | - |
| Total Current Liabilities | | 719,825 | | 520,816 |
| **Long Term Liabilities** | | | | |
| Notes Payable – Related Parties | | 225,000 | | 225,000 |
| Other Long-term Liabilities – Leases | | 636,081 | | 685,461 |
| **Total Liabilities** | | 1,580,906 | | 1,431,277 |
| **Shareholders' Equity** | | | | |
| Series A Preferred Stock, $0.00001 par value; 10,000,000 shares authorized; none issued and outstanding as of June 30, 2020 and December 31, 2019, respectfully | | - | | - |
| Common Stock, $0.00001 par value; 100,000,000 shares authorized; 8,062,337 and 6,539,415 shares issued and outstanding, as of June 30, 2020 and December 31, 2019, respectively | | 81 | | 65 |
| Additional Paid-in Capital | | 18,909,083 | | 12,535,655 |
| Retained Deficit | | (8,757,787) | | (8,395,503) |
| Total Shareholders' Equity | | 10,151,377 | | 4,140,217 |
| **Total Liabilities and Shareholders' Equity** | $ | 11,732,283 | $ | 5,571,494 |

# Appendix: Consolidated Statements of Operations

| | Three months ended | | Six months ended | |
|---|---|---|---|---|
| | 2020 | 2019 | 2020 | 2019 |
| **Revenues** | $ 6,592,637 | $ 1,916,414 | $ 8,795,957 | $ 3,428,935 |
| **Cost of Sales** | 4,587,865 | 753,138 | 5,151,049 | 1,118,977 |
| **Gross Profit** | 2,004,772 | 1,163,276 | 3,644,908 | 2,309,958 |
| **Operating Expenses** | | | | |
| General and Administrative | 2,540,049 | 1,030,571 | 3,991,958 | 2,005,494 |
| **Operating (Loss) Income** | (535,277) | 132,705 | (347,050) | 304,464 |
| Investment Loss | - | (58,850) | - | (87,822) |
| Interest Expense | (7,310) | (15,874) | (15,234) | (33,432) |
| **Net (Loss) Income** | $ (542,587) | $ 57,981 | $ (362,284) | $ 183,210 |
| Net (Loss) Income per Common Share – Basic: | $ (0.07) | $ 0.01 | $ (0.05) | $ 0.03 |
| Net (Loss) Income per Common Share – Diluted: | $ (0.07) | $ 0.01 | $ (0.05) | $ 0.03 |
| Weighted average Common Shares Outstanding - Basic | 7,580,977 | 5,621,082 | 7,324,512 | 5,591,055 |
| Weighted average Common Shares Outstanding - Diluted | 7,580,977 | 6,058,977 | 7,324,512 | 6,058,959 |

# Appendix:
# Reconciliation of Net Income to Adj. EBITDA

| | For the three months ended June 30, | | For the six months ended June 30, | |
|---|---|---|---|---|
| | 2020 | 2019 | 2020 | 2019 |
| Net Income attributable to Trxade Group, Inc. | $ (542,587) | $ 57,981 | $ (362,284) | $ 183,210 |
| Add (deduct): | | | | |
| Interest, net | 7,310 | 15,874 | 15,234 | 33,432 |
| Depreciation and amortization | 1,250 | 1,250 | 2,500 | 2,500 |
| **EBITDA** | **(534,027)** | **75,105** | **(344,550)** | **219,142** |
| Add (deduct): | | | | |
| Share in Equity losses on Investment | - | 58,850 | - | 87,822 |
| Stock-based compensation | 1,035,373 | 64,011 | 1,176,153 | 99,990 |
| **Adjusted EBITDA *** | **$ 501,346** | **$ 197,966** | **$ 831,603** | **$ 406,954** |

*EBITDA and Adjusted EBITDA are non-GAAP financial measures. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. See also "Use of Non-GAAP Financial Information", above.